Supplement Dated September 27, 2012 to

Prospectuses Dated May 1, 2012 for

Protective Preserver, Protective Single Premium Plus, Protective Premiere II and Protective Premiere III

Prospectus Dated April 28, 2008 for

Protective Premiere Executive, Protective Premiere I, Protective Premiere Provider, and Protective Premiere Protector

Prospectus Dated April 30, 2002 for

Protective Premiere Survivor

Prospectus Dated April 20, 2001 for

Protective Transitions

Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information contained in your variable life contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

Effective September 27, 2012, the Lord Abbett Series Fund, Inc. Capital Structure Portfolio’s name will change to the “Calibrated Dividend Growth Portfolio”. The Fund will be repositioned so that it will pursue its investment objective by employing a domestic dividend-oriented equity strategy and discontinue its present strategy of investing in a mix of equity and fixed income securities. As part of this repositioning, the Fund will become one of Lord Abbett’s Calibrated Funds, which utilize fundamental research and quantitative analysis as part of their investment process.